UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

TopBuild Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36870	47-3096382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida 32114
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (386) 304-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2018, the Board of Directors (the “Board”) of TopBuild Corp., a Delaware corporation (the “Company”), following the declassification of the Board as described in Item 5.03 of this Current Report on Form 8-K, expanded the size of the Board from seven to nine persons and appointed each of Ms. Tina Donikowski and Ms. Nancy Taylor to serve as Directors for a term expiring at the 2019 Annual Meeting of Stockholders. The Board additionally appointed each of Ms. Donikowski and Ms. Taylor to serve on the Board’s Audit Committee, Compensation Committee and Governance Committee.

Ms. Donikowski retired from General Electric in 2015 after serving for 38 years in a variety of leadership positions. The most recent were Vice President, Propulsion Business and Vice President, Global Locomotive Business, both part of GE Transportation. Ms. Donikowski currently serves on the Board of Directors of CIRCOR International (NYSE: CIR) and Atlas Copco AB (STOCKHOLM: ATCO), as well as on the Board of Trustees of both Gannon University and The Boys & Girls Club of Erie, Pennsylvania. Ms. Donikowski holds a Bachelor of Science degree in Industrial Engineering and an Honorary Doctorate from Gannon University.

Ms. Taylor served as the President and CEO of Tredegar Corporation, a global manufacturing company, from 2010 until her departure from the company in 2015. During her 24-year career with Tredegar, Ms. Taylor held a variety of leadership positions, including President of Tredegar Film Products, Senior Vice President, Strategy and General Counsel. Taylor currently serves as Chairman of the Board of Lumber Liquidators Holdings, Inc. (NYSE:LL) and is Vice Chairman of the Board of the Boys & Girls Club of Metro Richmond (Virginia). Ms. Taylor holds a Bachelor of Arts degree from College of the Holy Cross and a law degree from Catholic University of America.

Ms. Donikowski and Ms. Taylor will participate in the standard non-employee director compensation arrangements described in the section entitled “Director Compensation” that is included in the Company’s 2018 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2018 (the “2018 Proxy Statement”).

There are no arrangements or understandings between either Ms. Donikowski or Ms. Taylor, on the one hand, and any other person, on the other hand, pursuant to which either of them was appointed to the Board. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which either Ms. Donikowski or Ms. Taylor was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2018, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to (i) eliminate the classification of the Board and implement the annual election of Directors, (ii) reduce the affirmative vote of holders of the Company’s outstanding securities, voting as a single class, required to adopt, amend or repeal the Company’s Bylaws from 80% to 66 2/3%, and (iii) reduce the affirmative vote of holders of the

Company’s outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of the Company’s Amended and Restated Certificate of Incorporation from 80% to 66 2/3% (the “Charter Amendment”), in each case as described in the 2018 Proxy Statement. The Charter Amendment was filed with the Secretary of State of the State of Delaware on April 30, 2018 and became effective on such date. The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Additionally, on April 30, 2018, the Board adopted an amendment (the “Bylaw Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which effected conforming changes to the Bylaws to implement the amendments effected by the Charter Amendments, including the elimination of the classification of the Board and the reduction in the vote required to amend provisions of the Bylaws. The Bylaw Amendment became effective on April 30, 2018. A copy of the Bylaws, as amended by the Bylaw Amendment, is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1:	Election of Gerald Volas, Carl T. Camden and Joseph S. Cantie as Class III Directors to serve until the 2021 Annual Meeting of Stockholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Gerald Volas	30,093,986	726,304	2,011,902
Carl T. Camden	22,803,115	8,017,175	2,011,902
Joseph S. Cantie	22,879,510	7,940,780	2,011,902

Proposal 2:	Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to eliminate the classification of the Board and implement the annual election of Directors.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,687,999	78,719	53,572	2,011,902

Proposal 3:	Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company’s outstanding securities, voting as a single class, required to adopt, amend or repeal the Bylaws from 80% to 66 2/3%.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,572,894	189,185	58,211	2,011,902

Proposal 4:	Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company’s outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of the Amended and Restated Certificate of Incorporation from 80% to 66 2/3%.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,582,534	180,111	57,645	2,011,902

Proposal 5:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
32,658,375	119,465	54,352	2,011,902

Proposal 6:	Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
29,788,416	967,900	63,974	2,011,902

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment

3.2	Amended and Restated Bylaws of TopBuild Corp., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

Date: May 1, 2018	By:	/s/ John S. Peterson
John S. Peterson
Vice President and Chief Financial Officer